Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.


                                                                    Exhibit 10.2

                                  (Translation)

SERVICES CONTRACT [CONTRATO DE PRESTACION DE SERVICIOS] MADE BY AND BETWEEN UNINET, S.A. DE C.V. ("UNINET"), REPRESENTED BY MR. MAURICIO ESCOBEDO VAZQUEZ, AND AOL MEXICO, S. DE R.L. DE C.V. (THE "CUSTOMER"), REPRESENTED BY MR. EDUARDO ALBERTO ESCALANTE CASTILLO (UNINET AND THE CUSTOMER ARE HEREINAFTER JOINTLY REFERRED TO AS THE "PARTIES"), PURSUANT TO THE FOLLOWING REPRESENTATIONS AND CLAUSES.

                         R E P R E S E N T A T I O N S :

                  I.  Uninet represents as follows:

                  a) That it is a Mexican company legally incorporated pursuant to deed N(degree) 106,300, dated July 26, 1995, executed before Mr. Homero Diaz Rodriguez, Notary Public N(degree) 54 of the Federal District, whose first notarial copy [TESTIMONIO] was duly recorded under company file [FOLIO MERCANTIL] N(degree) 200,279 with the Federal District Register of Deeds [REGISTRO PUBLICO DE COMERCIO] del D.F., on August 15, 1995.

                  b) That its attorney in fact, Mr. Mauricio Escobedo Vazquez, has the necessary authority to execute this Contract, and that said authority has not so far been revoked or otherwise limited, as established with public deed N(degree) 120,845, dated MAY 18, 2000, executed before Mr. Homero Diaz Rodriguez, Notary Public N(degree) 54, whose first notarial copy was duly recorded under companY FILe N(degree) 200,279 with the Federal District Register of Deeds.

                  c) That its corporate purpose includes providing package switched data transmission value added services [SERVICIOS DE VALOR AGREGADO DE TRANSMISION DE DATOS POR CONMUTACION DE PAQUETES] and that it has the necessary technical and human resources to do so, pursuant to this Contract.

                  d) That its service of process address is Periferico Sur 3190, Colonia Jardines del Pedregal, Codigo Postal 01900, Mexico, D.F., and that its Commercial Director is its agent for service of process purposes, on whom all process should be swerved with a copy to the Chief Executive Officer [DIRECTOR GENERAL].

                  II.  The Customer represents as follows:

                  a) That it is a business company legally incorporated pursuant to public deed N(degree) 43,377, dated May 24, 1999, executed before Mr. Roberto Nunez y Bandera, Notary Public N(degree) 1 of the City of Mexico, Federal District, whose first notarial copy was recorded under company file N(degree) 251511 with the Register of Deeds of this City, on June 10, 1999.

                  b) That its attorney in fact, Mr. Eduardo Alberto Escalante Castillo, has the necessary authority to execute this Contract, and that said authority has not been revoked, modified or otherwise limited, as established with public deed N(degree) 47,643, dated February 25, 2002, executed before Mr. Roberto Nunez y Bandera, Notary Public N(degree) 1 of the Federal District, which was recorded under company file N(degree) 251511 with the Register of Deeds of this City.

                  c) That its corporate purpose allows it to enter into this Contract.

                  d) That it wishes to receive the Contract services in the terms and conditions of this Contract.

                  e) That its address for service of process purposes is Blvd. Manuel Avila Camacho 36, Piso 5, Colonia Lomas de Chapultepec, Codigo Postal 11000, Mexico, D.F., and that its Operations Director [DIRECTOR DE OPERACIONES] is its agent for service of process purposes, upon whom all process should be served with a copy to its Legal Counsel [DIRECTOR LEGAL].

                  NOW, THEREFORE, the Parties agree as follows:

                                     CLAUSES
                  FIRST.  PURPOSE

                  Uninet will provide traffic reception, management and delivery services to the Customer using the Internet Network connected to the Customer's Network, in the terms and conditions of this Contract and its exhibits (the "Services").

                  The Services will be provided through Uninet's switched port infrastructure [INFRAESTRUCTURA DE PUERTOS CONMUTADOS] that the Customer may request from time to time. Said switched ports are hereinafter referred to as either "Port" or "Ports."



                  SECOND. SERVICE REQUESTS

                  The Customer will request Uninet in writing to provide Ports (a "Port Request").

                  Said Port Request must specify:

                  (i) The required delivery date (the "Initial Delivery Date").

                  (ii) The city (local area) where the Ports will be supplied.

                  (iii) Number of Ports requested.

                  (iv) Whether new Ports or the expansion of existing Ports is requested.

                  THIRD. PORT DELIVERY

                  Upon receipt of each Port Request:

                  (i) If it is unable to comply with the Port Request, Uninet must reply in writing, within a maximum seven-calendar-day term following the Port Request receipt date, that it is unable to deliver the Ports, with an explanation of such inability, or else that it is unable to supply them on the Initial Delivery Date, in which case it will propose a new delivery date (the "New Delivery Date"); the Customer must report back, within a maximum seven-calendar-day term following receipt of Uninet's response, whether or not it accepts the New Delivery Date.

                  Uninet will not be deemed to have defaulted its obligations hereunder if the Customer does not accept the New Delivery Date.

                  (ii) If Uninet can comply with the Port Request, it must deliver the Ports on the Initial Delivery Date.

                  (iii) In the event that Uninet can deliver the Ports before the Initial Delivery Date or the New Delivery Date, Uninet will so advise the Customer, which will respond within a maximum seven-calendar-day term whether or not it accepts the earlier delivery (the "Earlier Delivery Date"). In the event that the Customer does not accept the Earlier Delivery Date, Uninet must deliver the Ports on the Initial Delivery Date or the New Delivery Date, as the case may be.

                  In any of paragraphs (i), (ii) and (iii) above, Uninet will have an additional seven-calendar-day term following the Initial Delivery Date or the New Delivery Date or the Earlier Delivery Date, as the case may be, to deliver the requested Ports (the "Grace Period"), on the understanding that only in the event that Uninet fails to deliver the Ports upon or before the maturity of the Grace Period, must Uninet discount the amounts listed on Exhibit 2 hereto.

                  The Customer will always make sure that there is a period of at least 42 calendar days between the Port Request filing date and the Initial Delivery Date.

                  A Port Request will be deemed to have been accepted (i) on the date of receipt of the Customer's reply in which it accepts the New Delivery Date, (ii) on the eighth calendar day following the Port Request receipt date if Uninet has not reported anything back in that respect, or (iii) on the receipt date of Uninet's reply to the Customer accepting the Port Request (any of such events hereinafter being referred to as the "Port Request Acceptance Date").

                  The Parties agree that the Port delivery procedure will be described on Exhibit 3 hereto.

                  FOURTH. SERVICE ACCEPTANCE

                  Upon delivery of any Port, the Services to be provided to such Port(s) will be accepted pursuant to the procedure described on Exhibit 3 hereto.

                  For the purposes of this Contract and its Exhibits, it will be understood that the Services have been accepted upon the execution of the so-called "Service Receipt Record(s)" (the "Acceptance Date").

                  The Ports that have been accepted as of the execution of this Contract are listed on Exhibit 8 hereto.

                  FIFTH. QUALITY PARAMETERS

                  Throughout the Contract term, Uninet will so provide the Services that the Customer may use the same pursuant to the quality parameters set in Exhibit 4 hereto.

                  SIXTH. FEES

                  The Customer will pay the following fees per ordered Port:

                  (i) A single contracting charge per Port as listed on Exhibit 5 hereto (the "Contracting Charge"); and

                  (ii) The monthly rent resulting from multiplying the amounts stated on Exhibit 5 hereto times the number of accepted Ports pursuant to the Service Receipt Records; as concerns any Ports accepted any time within a month, the Customer will only pay fees for the corresponding part of the month involved.

                  SEVENTH. INVOICING

                  Uninet will invoice the Services from the Acceptance Date onward. The Ports will be invoiced on a due monthly basis; each month will be regarded as a calendar month.

                  The invoices will be sent to the Customer's address within ten calendar days following the invoice month, and they must meet the requirements set by the applicable laws. In the event that the respective invoices not received within the aforesaid term, the Customer must so advise Uninet in writing, on the understanding that the payment term will be extended for as long as Uninet delays in filing the corresponding invoice.

                  Upon receipt of each invoice, the Customer may either:

                  (i) pay by wire transfer to the account reported for that purpose by Uninet, the total amount of each invoice within twenty calendar days following receipt of such invoice, or

                  (ii) advise Uninet in writing, within eighteen calendar days following receipt of the corresponding invoice (the "Dispute Notice"), the amount of the invoice that it disclaims and therefore is not willing to pay (the "Disclaimed Amount"), in which case the Dispute Resolution Procedure set forth in Exhibit 6 hereto will apply, on the understanding that the amount accepted by the Customer (the "Accepted Amount") will be paid within twenty calendar days following receipt from Uninet of a new invoice covering the Accepted Amount or else a credit memorandum [NOTA DE CREDITO] for the Disclaimed Amount.

                  In the event that the Customer does not pay within the term mentioned in paragraph (i) above or fails to pay the Accepted Amount within the term stated in paragraph (ii) above, Uninet will send the Customer a notice indicating that it is behind its payment obligation and that it must pay forthwith.

                  In the event of any change in the information provided by the Customer for invoicing purposes, the Customer must so advise Uninet thirty days prior to the month in which such change is to become effective.

                  If due to causes imputable to the Customer Uninet must re-invoice previously invoiced amounts, the Customer will pay the charge set in
Exhibit 5 hereto (the "Re-Invoicing Charge").

                  Any tax levied on the provision of the Services must be paid by the Party upon whom the tax is levied, pursuant to the current laws.

                  EIGHTH. INTEREST

                  In the event that the Customer fails to pay on time any fees hereunder, the Customer will pay upon demand, in addition to such fees, default interest plus Value Added Tax ("VAT"), at a rate resulting from multiplying the Interbank Balance Interest

Rate [TASA DE INTERES INTERBANCARIA DE EQUILIBRIO] (the "TIIE") as in effect on the maturity date of the first unpaid invoice, times 1.7. Such default interest will be computed from the date on which payment is defaulted, and will apply throughout the time that said default remains in effect, and, if proper, before and after payment of such unpaid invoice is sought through court, until payment is made. The default interest will be computed on the basis of a 360-day year and the number of calendar days actually lapsed.

                  The provisions of the preceding paragraph will not apply to any amounts involved in the Dispute Resolution Procedure mentioned in Exhibit 6 hereto.

                  NINTH. SERVICE SUSPENSION

                  In the event that the Customer does not pay, within sixty calendar days following the invoice date, any amount not involved in the Dispute Resolution Procedure mentioned in Exhibit 6 hereto, Uninet will advise the Customer in writing that it will suspend the Service (the "Suspension Notice"), without liability and without a court order, if the Customer does not pay any amounts owing by it within ten calendar days following receipt of such Suspension Notice.

                  Uninet will effect the suspension on any Service-related equipment, apparatuses, accessories and/or devices.

                  If the Customer's payment default is due to an act of God or force majeure, the provisions of Clause Eighteenth hereof will apply.

                  If the Services are suspended and the Customer pays the amounts owed, Uninet will reconnect the Services within forty eight hours following the date on which the Customer proves that it paid.

                  TENTH. GUARANTIES

                  In the event that the Customer receives a Suspension Notice, Uninet reserves the right to request the Customer, as a condition to keep on providing the Services, to post a bond or any other sufficient guaranty for the amount owed, within sixty calendar days following the date on which Uninet so requests.

                  ELEVENTH. CANCELLATION, RELOCATION AND DISCONNECTION

                  The Customer may cancel one or more Ports from the Port Request Acceptance Date to before the Delivery Date; if such cancellation is carried out within the first seven calendar days following the Port Request Acceptance Date, the cancellation will take place at no cost for the Customer; if the cancellation is effected after the eighth calendar day following the Port Request Acceptance Date and before the Delivery Date, the Customer must pay the amounts listed on Table 1 of Exhibit 5 hereto (the "Cancellation Charge").

                  The Customer may request, thirty calendar days in advance, the cancellation of Ports after the Delivery Date and up to the expiration date of this Contract, and must pay the amounts stated on Table 1 of Exhibit 5 hereto (the "Disconnection Charge").

                  The term "relocation" means moving Ports, in multiples of ten, from one city to another (the "Relocation"). If the Customer requests the Relocation of Ports, the Customer must pay the Relocation charges listed on Table 1 of Exhibit 5 hereto. Any Ports whose Relocation is requested will be disabled on the Relocated Port Acceptance Date.

                  TWELFTH. LIABILITY

                  Uninet will not be liable for the content of any information that the Customer and/or its final users send, transmit, receive or consult through the Services; Uninet is released from any liability in connection with the foregoing.

                  As to any cases to which a specific penalty is not expressly applicable pursuant to this Contract, the Parties agree that they may not be paid a greater indemnification for damages than the payment of an amount equal to the last two months of invoiced Services.

                  The Parties will not be liable for actual, consequential or indirect damages, losses or unearned income due to the default of any of the Parties' obligations hereunder.

                  Both Parties will always comply with any laws, regulations or administrative and contract provisions applicable to the Services.

                  THIRTEENTH. CONFIDENTIALITY

                  The Parties will preserve and protect the confidentiality of the Confidential Information (as defined hereinafter) and the media in which such Confidential Information is contained, during the term of this Contract and after its termination for any reason, for a two-year term. This confidentiality obligation will apply to any confidential information disclosed by either Party to the other and throughout the Contract term.

                  For the purposes of this Contract, Confidential Information means any information which (a) is marked as "Confidential Information" and (b) is not known to the public and is delivered by one Party to the other or otherwise is received by either Party or to which the Parties may have access before and throughout the Contract term, and which deals with the business, finances, business plans, business opportunities, past, present or future products, software, content or sources, research and development, enhancements, inventions, designs and plans in connection with products, procedures, techniques, designs or other technical information, source codes, services, subscribers, staff, customer lists and any other unpublished information of the Parties, their holding companies and affiliated companies.

                  In order for any information disclosed orally to be regarded Confidential Information, the disclosing Party must send to the receiving Party, within thirty calendar days following the discloser date, a document containing a summary of such information.

                  The Parties further undertake (a) to disclose or distribute the Confidential Information only to their employees or the employees of their holding and affiliated companies that need to know the Confidential Information in order to fulfill the Parties' obligations hereunder, and (b) not to retrieve the Confidential Information from the other Party's facilities.

                  The Parties acknowledge and agree that no information will be regarded Confidential Information which (a) is publicly known due to other than the receiving Party's default; (b) was delivered to the receiving Party by a third party under no confidentiality obligation; (c) was developed by the receiving Party before executing this Contract, which must be proved with documentary evidence; (d) was disclosed due to a court order, on the understanding that the receiving Party will only disclose such information as it must make known pursuant to such court order and that it will make all reasonable efforts in order for the involved Confidential Information to be afforded the confidential information treatment; (e) has been made known with the disclosing Party's prior approval in writing; or (f) the Parties, their holding and affiliated companies must disclose to the competent authorities, including, by way of illustration and not by way of limitation, the U.S. Securities and Exchange Commission, because they are under the obligation to do so under the applicable laws or regulations.

                  In this last instance, the Party which is to disclose the information must (i) advise the other Party at least seven business days prior to such disclosure, (ii) exclude such portion of the Confidential Information as the law or regulations permit, and (iii) request the authority demanding the information that the Confidential Information delivered be treated as confidential or be handled under the strictest confidentiality pursuant to the applicable laws or regulations.

                  The following are Uninet's controlling and affiliated companies: Telefonos de Mexico, S.A. de C.V., Telefonos del Noreste, S.A. de C.V., and Consorcio Red Uno, S.A. de C.V.

                  The following are the Customer's holding and affiliated companies: America Online Inc., America Online Latin America, Inc., Time Warner Inc., Aspen Investments, LLC, Atlantis Investments, LLC, AOL Brasil, Ltda., AOL Argentina, S.R.L., [and] America Online Caribbean Basin, Inc.

                  FOURTEENTH.  LABOR LIABILITY

                  Uninet and the Customer are under the obligation of retaining their own staff to pursue any activities hereunder; there will be no labor relationship between the staff hired by Uninet and the staff hired by the Customer; therefore, pursuant to Article 13 of the Federal Labor Law [LEY FEDERAL DEL TRABAJO], the Parties, individually, will be the only liable parties for and employers under any type of labor relationship arising in connection with the Contract.

                  As a consequence of the foregoing, the Parties expressly declare that there is no labor relationship between them as a result of the execution of this Contract.

                  Therefore, both Uninet and the Customer are the only employers of the workers retained by each to perform their duties hereunder, and either Party will pay the wages, legal benefits, Mexican Institute of Social Security [INSTITUTO MEXICANO DEL SEGURO SOCIAL--IMSS] dues, Institute of the National Workers' Housing Fund [INSTITUTO DEL FONDO NACIONAL DE LA VIVIENDA PARA LOS TRABAJADORES--INFONAVIT] dues, union dues, income tax, Retirement Savings System [SAR] dues, and generally all taxes, duties and obligations arising out of their relationship with the workers and other staff they retain to comply with this Contract.

                  Each Party will hold the other free and safe from any lawsuit or claim filed against the latter by the former's staff, and will reimburse the defendant respondent for any amounts that it must pay as a result of such lawsuit or claim, if neither Party cancels the cause of action within a maximum term of fifteen calendar days following the date on which the respondent demands payment [sic].

                  Uninet and the Customer agree that the only Party that may terminate, suspend or rescind the labor relationship with any staff assigned to perform any Contract services to be performed by either Party is the Party that actually retains such staff.

                  FIFTEENTH. TERM

                  This Contract will be in effect from July 1st, 2003 to June 30th, 2005, and will expire on the agreed upon date without a court order (the "Initial Term").

                  This Contract will be automatically renewed for an additional one-year term unless the Customer advises [Uninet] in writing, at least sixty calendar days prior to the expiration of the Initial Term, that it does not wish to renew the same (the "Additional Term").

                  If the Customer wishes to terminate this Contract before the expiration of the Initial or Additional Term, it must (i) so advise Uninet in writing at least sixty calendar days prior to the date on which it wishes to terminate the same, (ii) pay any outstanding amounts not involved in the Dispute Resolution Procedure described in Exhibit 6 hereto, on the understanding that any Disclaimed Amounts, if proper, will be paid as provided in said Exhibit 6, and (iii) pay any Port Disconnection charges listed on Exhibit 5.

                  In the event that Uninet wishes to terminate this Contract before the expiration of the Initial or Additional Term, it must (i) so advise the Customer in writing at least 180 calendar days prior to the date on which it wishes to terminate the Contract, and (ii) pay the Port Disconnection charges listed on Exhibit 5.

                  SIXTEENTH. RESCISSION

                  This Contract may be rescinded without a court order or an administrative order, pursuant to a written rescission notice, in any of the following events:

                  a. If the Customer rescinds the Contract:

                  a.1 Due to Uninet's material default of any of its obligations hereunder, material default being (i) if for two consecutive months 50% or more of all of the Ports under contract have been the subject of a failure report and such failure has not been remedied pursuant to Table 1 of Exhibit 4 hereto, (ii) if for three consecutive months 30% or more of all Ports under contract are the subject of a failure report and such failure has not been remedied pursuant to Table 1 of Exhibit 4 hereto, or (iii) if twice during the Contract term Uninet accepts a Port Request for 1000 Ports or more and fails to deliver them on the Initial Delivery Date, the New Delivery Date or the Earlier Delivery Date, as proper.

                  b. If Uninet rescinds the Contract:

                  b.1 If within twenty calendar days following receipt of the Suspension Notice to which Clause Ninth hereof refers, the Customer has not paid any outstanding amounts.

                  c. Either party may rescind this Contract:

                  c.1 If a final judgment is issued adjudging either Party bankrupt or in business reorganization [CONCURSO mercantil].

                  c.2 If the other Party defaults any of its obligations other than those mentioned in paragraphs a, b and c.1 which pursuant to this Contract it must comply with, provided that said default has not been remedied within thirty days following the affected Party's rescission notice date.

                  In any of the above events, any outstanding payment obligations hereunder will remain in effect until fully paid.

                  SEVENTEENTH. SERVICE MIGRATION. In the event that the Customer terminates or rescinds this Contract or upon expiration of the Contract term, Uninet will keep on providing the Services for up to six (6) months more, under the same terms and conditions, in order for the Customer to contract the Services from another provider, on the understanding that the Customer must keep on paying to Uninet the agreed upon fees until the Services are no longer provided.

                  EIGHTEENTH. ACTS OF GODS OR FORCE MAJEURE

                  Neither Party will be liable and be subject to any penalty due to its default of or delay in fulfilling its obligations hereunder, if such default or delay is caused by an act of God or force majeure, in which case fulfillment of such obligation will be stayed for as long as such act of God or force majeure subsists.

                  As soon as possible, the Party affected by the act of God or force majeure will report such act of God or force majeure to the other Party.

                  In the event that any act of God or force majeure extends for over fifteen calendar days following its occurrence, the non-defaulting party may terminate this Contract.

                  NINETEENTH. ASSIGNMENT OF RIGHTS

                  Both Parties agree that their rights and obligations hereunder may be assigned to any of the holding and/or affiliated companies of the group to which they belong, upon a fifteen-calendar-day advance written notice to the other Party.

                  If the assignment is to be made to third parties, the assignee must previously request the other Party's written authorization; such other Party must respond, within fifteen calendar days following receipt of the request, whether or not it authorizes such assignment. If the other Party does not authorize the assignment, it must provide the reasons of its refusal in its reply.

                  In any of the aforesaid cases, the assignor must be jointly and unlimitedly liable to the other Party for each and all of the obligations so assigned.

                  Uninet's holding and affiliated companies are all of the affiliated and subsidiary companies of Telefonos de Mexico, S.A. de C.V.

                  The Customer's holding and affiliated companies are America Online Inc., America Online Latin America, Inc., and all of their affiliated and subsidiary companies.

                  TWENTIETH. NOTICES

                  Any notices by the Parties hereunder must be given by hand or via registered mail return receipt requested, to the addresses and the persons provided by the Parties under the Chapter of Representations hereof.

                  Any notices made at the address given by either Party will be deemed validly made and will be fully effective from the moment that they are made, and may be made at a different address only if the change of address was previously reported to the other Party in writing at least fifteen calendar days prior to the change of address effective date.

                  TWENTY FIRST. AMENDMENTS

                  Any amendment to this Contract must be in writing duly signed by the Parties, with an indication of the amendment effective date; if no such effective date is provided, the amendment will become effective on its execution date.

                  TWENTY SECOND. CONTRACT ACKNOWLEDGMENT

                  The Parties expressly acknowledge that this Contract constitutes their agreement in connection with the Contract purpose, and therefore that it renders without effects any other negotiations, obligations or communications between them, whether oral or in writing, conducted prior to the date of this Contract, in connection with the Contract purpose.

                  TWENTY THIRD. EXHIBITS

                  The exhibits hereto, duly signed by the Parties, are an integral part of this Contract and contain the Parties' rights and obligations, fully acknowledged by the Parties.

                  TWENTY FOURTH. SURVIVAL

                  The provisions of Clauses 12, 13, 14, 18, 22 and 25 of this Contract will remain in effect as to the Parties even after the Contract termination, expiration or rescission. In addition, any obligation which expressly or due to its nature must remain in effect after the Contract termination, expiration or rescission, will survive and remain in full force and effects between the Parties until the same is fulfilled.

                  TWENTY FIFTH. LAWS AND JURISDICTION

                  For everything regarding the construction, enforcement and fulfillment of this Contract, the Parties submit to the applicable laws of the Republic of Mexico and to the jurisdiction of the competent federal courts of the City of Mexico, Federal District, and waive the jurisdiction of any other courts to which they may be subject due to their present or future domiciles or otherwise.

                  After reading this Contract, the Parties acknowledge its legal force and consequences, and sign the same in duplicate at the bottom of this page and at the margin [of each other page], in the City of Mexico, Federal District, on March 1st, 2004.


/s/ Mauricio Escobedo Vazquez             /s/ Eduardo Alberto Escalante Castillo
---------------------------------         --------------------------------------
Mauricio Escobedo Vazquez                 Eduardo Alberto Escalante Castillo
Uninet Attorney in Fact                   Customer's Attorney in Fact

                                    EXHIBIT 1

                               SERVICE DESCRIPTION

                  Uninet will provide the Services to the Customer based on the "Internet Global Port" ("IGP") service, namely, in the access to Global Internet through Uninet's network. The traffic that passes through the access link to the Customer is merely authentication and accounting traffic; such link is optional. This service uses the following components: NAS, United Network, International Network, access link to the ISP, DNS and AAA.

                  The Service provided to the Customer uses the [**], [**] and [**] protocols to set up communication with the AOL U.S.A. network; this communication is set up based on the pre-authentication of Uninet's network users (the pre-authentication methods are described on the table below), from Uninet's access servers to AOL's servers, using Uninet's Internet Network and the Global Internet; the Customer later on authenticates the final users on AOL U.S.A.; therefore, for these services, the access link to the ISP mentioned in any IGP modality is not necessary.

                  The responsibility for the Service offered by Uninet includes Telmex' trunk lines which are connected to the Switched Access Servers, the Switched Access Servers [sic], Uninet's Internet Network, including the Backbone, the Operation Support Systems necessary for its operation and the Troubleshooting, Report and Correction Service. The carrying of the information through Global Internet is beyond Uninet's responsibility, although Uninet undertakes to assign to such network at least [**] kbps to exit from Uninet's Network, per each modem under contract.

                  The service that Uninet offers to the Customer starts at the trunk lines that received the users' calls and ends at the Global Internet access point that Uninet has with various providers. Uninet will assign at least 6.5kbps per port under contract in all the infrastructure.


Pre-authentication Method          Value                Associated Protocol
-------------------------          -----                -------------------

          [**]                      [**]                       [**]

          [**]                      [**]                       [**]

          [**]                      [**]                       [**]

                           Pre-authentication Methods

                  For the [**] protocol-based service, Uninet provides the Customer with IP transport and AAA servers for pre-validation of the "[**]" and "[**]" realms, and assigns the attributes provided by the Customer's AAA systems in the U.S.A. to start a [**] tunnel to the Customer's [**]. In the case of the [**] protocol-based service, Uninet provides the Customer with the assignment of the IP addresses, DNS service, IP transport to AOL's U.S.A. network and the pre-validation of the "[**]" user. Finally, in connection with the [**] protocol-based service, Uninet provides the Customer with IP transport to AOL's U.S.A. network the attributes to open a [**] session to the Customer's application servers and the pre-validation of the "[**]" user ["[**]"].

                  The accounting generate by the pre-authentication and the service [sic: servers] session is stored by Uninet and is not sent to the Customer. Based on this information, certain parameters (disconnection causes) are generated to measure the service behavior; such parameters are classified as follows:

    Disconnection Causes                     Description
    --------------------                     -----------

         Normal            These causes reflect how often the services are used.

          User These causes reflect the final user's behavior and are not regarded as service failures.

        Network These causes reflect likely problems in the service operation.

          AOL These causes reflect likely problems at Customer's network.

                               Supported Standards

                  The following table lists the supported protocols for the different service elements.
PGI


    Element                          Supported Protocols
    -------                          -------------------

NAS                      V90, V42, V42 bis and prior protocols, L2TP-RFC 2661

Uninet Network           IP-RFC 791

ISP Access Links         PPP-RFC 1661

AAA                      RADIUS, in fulfillment of RFC 2865 and 2866


                                     Reports

                  The Customer must follow up on the Service behavior with the following reports, generated based on the locations (cities) where the Services are provided:

      Report                         Type O Delivery             Periodicity
      ------                         ---------------             -----------

Capacity utilization                     On Line                     N/A

Disconnection causes                     On Line                   Monthly

Connection speed                         On Line                   Monthly

                                    EXHIBIT 2

                                    DISCOUNTS

                  a. NON-DELIVERY OF PORTS

                  The Parties agreed that if Uninet fails to deliver the Ports after the Grace Period mentioned in Clause Third of this Contract, Uninet will discount the Customer the equivalent of one day's rent on delivery Ports for each day of delay in the delivery of the Ports, up to a maximum of 30 calendar days.

                  b. SERVICE QUALITY PARAMETERS DEFAULT

                  The Parties agree that the provisions of this paragraph will apply from December 1st, 2003 onward.

                  Upon expiration of a 72-hour term after the filing of the Customer's Failure Report pursuant to Exhibit 7 hereto, without Uninet fulfilling the Service Levels set in Table 2 of Exhibit 4 hereto that apply for discount purposes, Uninet will not charge the rent for any failing Port or Ports, until the failure is fixed.

                  If 90 calendar days lapse without the failure being remedied, the Customer may request the cancellation of Ports, in which case the charges listed on Exhibit 5 hereto will not apply.

                  The collection of the monthly rent for the involved Port or Ports will be resumed from the moment that the failure is fixed and the Customer completes the Failure Report, pursuant to Exhibit 7 hereto.

                  c. FAILURE OF THE WHOLE SERVICE IN A CITY

                  If at any time after the Acceptance Date all of the Ports in a city fail to receive the service during eight or more hours, Uninet will discount the Customer the equivalent of one day's rent for any Ports which are out of service, up to a maximum of 30 calendar days.

                  For the purposes of this paragraph, the Ports will be deemed to be out of service if no Customer final user can connect to any of the protocols listed on Exhibit 1 hereto, for reasons imputable to Uninet.

                                    EXHIBIT 3

                  PORT DELIVERY; SERVICE TESTING AND ACCEPTANCE

                  a. Port Delivery

                  The parties agree that the following will be the Port delivery procedure:

                  Uninet will deliver the IP address pool for the Service activation, at least 14 calendar days prior to the Port delivery date.

                  The Parties agree that Uninet will make its best efforts, without this limiting the Port delivery, to:

                  i. Deliver a continued address pool.

                  ii. Not change the addresses assigned to each equipment; in the event of any changes, it will report such changes to the Customer.

                  iii. Deliver a single IP for each unit.

                  Upon delivering the Ports, Uninet and the Customer will make sure that the Services meet the following checklist:

                  1. The equipments must have been configured pursuant to the configuration documents of the services to be provided to the Customer.

                  2. Send the following information to the Customer on the new location:

                  a. The local associated number.

                  b. The access service IP address.

                  c. The site-related IP address pool.

                  d. The number of trunk lines to be delivered.

                  e. The equipment "host" name.

                  3. Have the Customer's confirmation that the IP addresses for the new equipment and the IP address pools have been entered on the Customer's systems and are ready to operate.

                  4. [**] Connectivity. Make sure that it is possible to open a tunnel to the Customer's [**] with the "[**]" command to each of the Customer's [**]. An equivalent test is to make a call with the Windows dialer using any user with the "[**]" realm (the Customer provides the chain to be used to make the connection, for example, [**]), a session must be established but the session will [**] due to the fact that, since the Customer's software session is [**], the Customer's systems will terminate the session.

                  5. [**] Connectivity

                  a. Make a connection with the "Windows dialer".

                  b. Check the DNS assigned to the connection.

                  c. Check that the assigned DNS resolve [sic] and can be navigated.

                  6. [**] Connectivity. Make a connection with the Windows hyperterminal and check that there is connectivity to the [**]-based application server. Upon establishing the connection, only the "[**]" message is received.

                  Once the items included in the above checklist are complied with, the delivery of the Services will be regarded formalized, and thus the Customer's Service testing stage will start.

                  The Parties agree that if Uninet does not deliver the Ports within 30 calendar days following the expiration of the Grace Period, and without prejudice of the discounts provided for in Exhibit 2 hereto, the Customer will reserve the right to accept or reject such Ports without liability, and therefore Uninet may not apply any penalty due to such rejections.

                  The Customer reserves the right to accept partial delivery under each Port Request.

                  b. Service Testing

                  Once Uninet delivers the Ports, the Customer will have a maximum period of seven calendar days to test and accept the Service. If the Customer does not report any Service failure within such term, the Services will be deemed accepted pursuant to paragraph c) of this Exhibit.

                  The testing will be conducted pursuant to the following checklist:

                  1. Making connection tests using the following protocols:

                  a. [**] with "[**]" and "[**]" realms.

                  b. [**] with "[**]" user.

                  c. [**] with "[**]" user.

                  d. The following are the connection testing characteristics:

                  I. No disconnections (the session must remain active at least 5 minutes).

                  II. Negotiation speed with the MODEM equal to or in excess of 38,600 kbps. Otherwise, the MODEM will be reviewed to make sure that it is connected to another already operating city in order to check that the MODEM allows a connection equal to or in excess of 38,600 kbps.

                  III. Availability of Internet navigation capacity.

                  2. In all protocols, make sure [VALIDAR] that access to Internet services is available and check Internet navigation.

                  3. Make sure of the proper routing of the number by making such calls as may be necessary to check the proper operation of each module.

                  4. Make sure that the following measurements are complied with during the testing period with the minimum quality parameters to accept the Service in:

                  a. Non-completed Traffic and Completion of calls.

                  b. Abnormal Disconnections measured by the Customer and Uninet.

                  c. Connection try failures measured by the Customer and Uninet.

                  Item 4 above will apply only if the Services are requested for cities other than those listed on Exhibit 8 hereto or if the Service calls for new routing [DIRECCIONAMIENTO] or new or additional equipment or if the required Service needs more than 30 trunk lines.

                  5. Make sure that there are no outstanding failure reports in connection with Table 2 of Exhibit 4, Quality Parameters.

                  If at the end of the testing stage the preceding checklist has been fulfilled, the Services will be deemed to have been accepted and the provisions of paragraph c) of this Exhibit will apply. Otherwise, the testing stage will be extended until the items included in the above checklist have been completed.

                  c. Service Acceptance

                  Upon the end of the testing stage, the Parties will draw up and sign the "Service Receipt Record(s)," and Uninet will start invoicing the Services from the acceptance date onward.

                                    EXHIBIT 4

                               QUALITY PARAMETERS

                  These are the Quality Parameters offered by Uninet to the
Customer:

                                     TABLE 1

                  These are the minimum values to be met in order for the Customer to file a Failure Report pursuant to Exhibit 7.



                                 Provided       Minimum Value to File a
        Measurement                 by              Failure Report                          Remarks
        -----------              --------       ------------------------                    -------
    Uncompleted Traffic          Customer                [**]             In cases where uncompleted traffic exceeds [**]% and call
                                                                          completion is less than [**]%, but in which the KEKEN
                                                                          system (or any other system defined by Uninet for this
                                                                          measurement) reports that the maximum daily number of
                                                                          users is equal to the number of available Ports
                                                                          (regardless of the time) or shows an actual occupancy in
                                                                          excess of or equal to [**]%, the Customer may not file a
                                                                          Failure Report.

      Call completion             Uninet                 [**]

  Abnormal Disconnections        Customer                [**]            Over 100 sessions per IP
         (Layer 7)

Abnormal Disconnections (*)       Uninet                 [**]            Over 100 sessions per IP

  Failed connection tries        Customer                [**]            Over 100 sessions per IP

  Failed connection tries         Uninet                 [**]            Over 100 sessions per IP



(*) It only measures the following disconnection codes provided by Lucent's TNT equipment: 753, 732, 731 and 65.

                                     TABLE 2

                  The following are the Service Levels regarding which the Customer must file a Failure Report pursuant to Exhibit 7 hereto and which will cause that no rent be charged for the failing Port or Ports, pursuant to Exhibit 2.


                                 Provided
          Metrics                   by              Service Levels                          Remarks
          -------                --------           --------------                          -------
    Uncompleted Traffic          Customer                > [**]%         In cases where  uncompleted  traffic  exceeds
                                               This does apply in order  [**]% and call completion is less than [**]%,
                                               to compute discounts      but in which the KEKEN system (or any other
                                               pursuant to paragraph b   system defined by Uninet for this measurement)
                                               of Exhibit 2              reports that the maximum daily number of
                                                                         users is equal to the number of available
                                                                         Ports (regardless of the time) or shows an actual
                                                                         occupancy in excess of or equal to [**]%, the Customer may not file a Failure Report.


      Call completion             Uninet                 < [**]%
                                               This does apply in order
                                               to compute discounts
                                               pursuant to paragraph b
                                               of Exhibit 2

  Abnormal Disconnections        Customer                >=[**]%          Over 100 sessions per IP
         (Layer 7)                             It does not apply for
                                               the purposes of the
                                               discounts pursuant to
                                               paragraph b of Exhibit 2

  Abnormal Disconnections         Uninet                >=[**]%           Over 100 sessions per IP
         (Layer 2)                             This does apply in order
                                               to compute discounts
                                               pursuant to paragraph b
                                               of Exhibit 2

  Failed connection tries        Customer                >=[**]%          Over 100 sessions per IP
                                               It does not apply for
                                               the purposes of the
                                               discounts pursuant to
                                               paragraph b of Exhibit 2

  Failed connection tries         Uninet                >=[**]%           Over 100 sessions per IP
                                               It does not apply for
                                               the purposes of the
                                               discounts pursuant to
                                               paragraph b of Exhibit 2

        Package Lost              Uninet                 > [**]%                              ---

        Availability              Uninet                 < [**]%                              ---

          Latency                 Uninet                > [**] ms                             ---


                  The following are the parameters used to [measure] Uninet's Internet Network performance:

                  Availability. The percentage of time in which the Uninet Backbone may transmit and receive packages between points of reference.

                  Latency. The time that a package takes to travel the round trip distance between two points of reference; this measure is stated in milliseconds.

                  Package Lost. The number of packages transmitted between points of reference, from which the corresponding response was not obtained.

                  As to the disconnection measured by Uninet, the disconnection causes will be classified in four groups:

                  o Normal. The service exits properly. o User. Outgoing service propitiated by the user.

                  o Network. Disconnection causes attributable to Uninet's Network.

                  o AOL. Disconnection causes attributable to the Customer. Uninet is not liable for the Final User's behavior or for the Customer's network failures.

                  Points of Reference.

                  The points of reference to measure availability, latency and package lost that will be used to make the measurements, are the POPs of Uninet's network Backbone.

                                Measuring Method

                  The availability, latency and package lost are measured by generating 100 byte ICMP packages, every five minutes between the network's reference nodes. The value used to complete each of these parameters will be the average of the total measurements generated between various points of reference during this period.
                  The disconnection causes provided by Uninet will be measured by making a statistical analysis of the Customer's service logbooks stored in the AAA servers assigned to the service. The percentage per disconnection cause per city will be obtained each month.


                                                     Disconnection Cause
Group                                                      (Code)
------                                               -------------------
NORMAL                                                       45

USER                                                  736, 185, 21, 11

NETWORK                                               753, 732, 731, 65

AOL                                                       750, 733


                  In the case of disconnection causes attributable to the network, Uninet will have a monthly network group disconnection average of 2.5% or less.

                  "Uncompleted Traffic" means the total percentage of reported calls that received no answer from Uninet's modem, whether due to busy signal or any other technical reason incidental to the Services provided, on the understanding that the calls will be reported by the Customer's software installed on the Customer's final user computers, which must be installed inside the cities listed in Exhibit 8.

                                    EXHIBIT 5

                                CHARGES AND RATES

                                     Table 1

                        Description                                Amount
                        -----------                                ------

Contracting Charge                                               Ps.[**]

Monthly Charge (monthly rent)                                    Ps.[**]

Cancellation Charge                                              Ps.[**]

Disconnection Charge during the first 12 months
                                                                 Ps.[**]

Disconnection Charge during the last 12 months
                                                                 Ps.[**]
Relocation Charge                                                Ps.[**]

-------------

*These charges are stated in Mexican currency, do not include value added tax and are charged per Port ordered.


                                     Table 2

                        Description                                Amount
                        -----------                                ------

Re-invoicing Charge                                              Ps.[**]

--------------

* These charges are stated in Mexican currency and do not include value added tax.

                                    EXHIBIT 6

                          DISPUTE RESOLUTION PROCEDURE

                  Pursuant to Clause Seventh, section (ii), the Customer must state on its Dispute Notice the Disclaimed Amount, the Accepted Amount and the reason why it does not accept to pay the Disclaimed Amount.

                  Within seven calendar days following the date on which Uninet receives the Dispute Notice, Uninet's Commercial Director and the Customer's Operations Director will attempt to resolve the dispute; if they fail to do so, they will submit the dispute to either Party's Chief Executive Officer, who will have a 30-calendar-day term to determine whether or not the Disclaimed Amount should be paid.

                  In the event that the dispute remains unresolved, the provisions of Clause Twenty Fifth will apply.

                  If as a result of the above procedure it is determined that the collection of the Disclaimed Amount was improper, Uninet will issue a credit memorandum for said Disclaimed Amount, if it has not issued the same previously.

                  The Parties agree that the Dispute Resolution Procedure will last from the delivery of the Dispute Notice to Uninet to the date on which it is resolved whether or not the Disclaimed Amount must be paid.

                                    EXHIBIT 7

                             TROUBLESHOOTING PROCESS

                  Description:

                  The troubleshooting process defines the flow of the reports generated by the ISP to Uninet, from the filing, follow-up and completion of such reports. Therefore, each step will be shown in detail as well as the process follow-up policies, in order to have a total report control.

                  Case Filing:

                  Every failure reported by the ISP will be regarded as a reactive case; the case will be filed to the technical assistance center (the "TAC") (telephones 56244444 or 01800-0077700), where a Uninet case number will be assigned. The report will be forwarded to the Internet Operations Center (the "IOC").

                  Information Necessary to File a Case:

                  o Corporate name.

                  o Name of person reporting.

                  o Telephone number of the person reporting.

                  o Failure type (no connection, slowness, etc.).

                  o City where the failure takes place.

                  o Telephone number in which the failure takes place and/or IP address.

                  Filing Criteria:

                  The Customer may file Service reports when the Service does not meet any of the checklist items included in Exhibit 3 or if there is a Service failure.

                  o No connection.

                  o Disconnections.

                  o No connection to specific protocols ([**]/[**]/[**]/"[**]").

                  o No navigation.

in order to open Failure Reports due to Quality Parameter [failure], the Quality Parameter values must be worse than those stated in Exhibit 4 hereto.

                  Reactive Case Follow-Up:

                  If the failure is detected in the physical transmission medium, the IOC will file a report with the Operator Attention Center (the "OAC") to solve the problem. If the failure takes place in Uninet's network, the IOC will follow up on the failure until it is remedied. It will provide updatings each hour, upon the ISP request, unless the solution is to take place within a defined time span.

                  In the event of serious failures affecting at least [**]% of the network or of users at peak hours (from [**] o'clock p.m. to [**] o'clock p.m.) or [**]% of the network or users during non-peak hours, a Failure Report will be filed.

                  Reactive Case Completion:

                  Once the failure has been remedied, the IOC will keep monitors in operation for one hour; if no further failure takes place, the report will be completed and the responsible ISP operator will be advised of the completion, as well as the case number and the completion date.

                  If a certain corrective action is applied and the failure cause is known, the report is kept open for one hour and the completion is validated [VALIDA] with the Customer.

                  If the Services are resumed without any corrective action, at least to Uninet's knowledge, the Service is monitored 12 hours.

                  If a Report is completed and the same failure remains, the Report will be reopened keeping the same [case] number and the original report date, for the following time:

                  o Uncompleted Traffic:  72 hours.

                  o Abnormal disconnections:  48 hours.

                  o Connection Failures:  48 hours.

                  o General Breakdowns:  2 hours.

                  o [**] Failures:  2 hours.

                  o Connectivity ([**]/[**]/L2[**]/[**]):  2 hours.

                  o Blockings:  24 hours.

                           Reactive Report Flow Chart:



                              The ISP reports the
                            failure to Uninet's TAC.




                           The TAC files said report
                            and dispatches the case
                                  to the IOC.




                               The IOC checks the
                             service and disgnoses
                                  the failure




  Give                  Uninet              No
  Status                Failure
                                            Yes


                                 TX Medium         Uninet
                                                   Network


           OAC report is                                     The IOC cheks
           filed                                             Uninet's Network


                            No


           Failure
           solved?           Yes           IOC reports and        The report is
                                           validates the          completed
                                           closing of the ISP

                  Troubleshooting policies:

                  1. The ISP must be responsible for properly screening any cases reported to Uninet.

                  2. The ISP must specify the type of failure report; based on the service design, Uninet will only check the connection or disconnection problems or Uncompleted Traffic problems.

                  3. Only reports with at least four users reporting the same failure in the same node will be accepted, which will indicate a possible problem on Uninet's network.

                  4. Once the failure has been remedied, the report will remain open during the agreed upon time based on the characteristics of the above described failure.

                  Note:

                  Connection problems are those unrelated to the user's line and equipment and to the ISP servers and take place from the moment that the user dials for connection and until validated [VALIDO] by the ISP. Disconnection problems are those that take place when the users, upon being validated [VALIDADOS] by the ISP, are unable to keep the connection due to causes unrelated to their lines or equipment or to the ISP servers.

                                    EXHIBIT 8
                             LIST OF ACCEPTED PORTS

             City                                          Ports
             ----                                          -----
           Acapulco                                        [**]
        Aguascalientes                                     [**]
           Campeche                                        [**]
            Cancun                                         [**]
            Celaya                                         [**]
       Ciudad de Mexico                                    [**]
       Ciudad del Carmen                                   [**]
         Ciudad Juarez                                     [**]
        Ciudad Obregon                                     [**]
         Ciudad Valles                                     [**]
            Cordoba                                        [**]
            Cuautla                                        [**]
          Cuernavaca                                       [**]
           Culiacan                                        [**]
           Chihuahua                                       [**]
            Durango                                        [**]
       GAN (800 number)                                    [**]
          Guadalajara                                      [**]
          Guanajuato                                       [**]
          Hermosillo                                       [**]
           Irapuato                                        [**]
            Jalapa                                         [**]
             Leon                                          [**]
           Matamoros                                       [**]
           Mazatlan                                        [**]
            Merida                                         [**]
           Mexicali                                        [**]
           Monterrey                                       [**]
            Morelia                                        [**]
         Nuevo Laredo                                      [**]
            Oaxaca                                         [**]
            Ocotlan                                        [**]
            Orizaba                                        [**]
            Pachuca                                        [**]
           Poza Rica                                       [**]
            Puebla                                         [**]
        Puerto Vallarta                                    [**]
           Queretaro                                       [**]
            Reynosa                                        [**]
           Saltillo                                        [**]
       San Andres Tuxtla                                   [**]
        San Luis Potosi                                    [**]
            Tampico                                        [**]
           Tehuacan                                        [**]
          Tepatitlan                                       [**]
             Tepic                                         [**]
            Texcoco                                        [**]
            Tijuana                                        [**]
           Tlaxcala                                        [**]
            Toluca                                         [**]
            Torreon                                        [**]
             Tula                                          [**]
          Tulancingo                                       [**]
       Tuxtla Gutierrez                                    [**]
           Veracruz                                        [**]
         Villahermosa                                      [**]
           Zacatecas                                       [**]
                                                          -----
             TOTAL                                         [**]
                                                          =====